Exhibit 24.1
POWER OF ATTORNEY
Dated: February 11, 2021
KNOW ALL PERSONS BY THESE PRESENTS, THAT
WHEREAS, Texas Capital Bancshares, Inc. (the “Company”), a Delaware corporation, proposes to file with the United States Securities and Exchange Commission (the “SEC”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the issuance of various securities by the Company (the “Registration Statement”).
NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Rob C. Holmes, Julie L. Anderson, Ellen Detrich and C. Kelly Rentzel, and each of them acting alone, as his or her true and lawful attorney-in-fact, with full and several powers of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to execute and file with the SEC such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, and any and all exhibits or other documents thereto, hereby giving and granting to each of such attorneys-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that such attorneys may or shall lawfully do, or cause to be done, by virtue hereof.
IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney on the date first written above.

SIGNATURE	CAPACITY
/S/ LARRY L. HELM
Larry L. Helm	Chairman of the Board and Director
/S/ ROB C. HOLMES
Rob C. Holmes	President, Chief Executive Officer and Director (principal executive officer)

SIGNATURE	CAPACITY
/S/ JULIE L. ANDERSON
Julie L. Anderson	Chief Financial Officer (principal financial officer)
/S/ ELLEN DETRICH
Ellen Detrich	Controller and Chief Accounting Officer (principal accounting officer)
/S/ JAMES H. BROWNING
James H. Browning	Lead Director
/S/ JONATHAN E. BALIFF
Jonathan E. Baliff	Director
/S/ DAVID S. HUNTLEY
David S. Huntley	Director
/S/ CHARLES S. HYLE
Charles S. Hyle	Director
/S/ ELYSIA H. RAGUSA
Elysia H. Ragusa	Director
/S/ STEVEN P. ROSENBERG
Steven P. Rosenberg	Director
/S/ ROBERT W. STALLINGS
Robert W. Stallings	Director
/S/ DALE W. TREMBLAY
Dale W. Tremblay	Director